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                                                                       EXHIBIT A

                              AGL Resources Inc.
                        Corporate Organizational Chart

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                                                        AGL Resources Inc.
                                                        ------------------
                                                                |
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
             |                           |                               |                                      |
Atlanta Gas Light Company     AGL Energy Services, Inc.     Atlanta Gas Light Services, Inc.       Georgia Natural Gas Company
-------------------------     -------------------------   (f/k/a Georgia Natural Gas Company)    (f/k/a Atlanta Gas Light Services,
|                             |                           -----------------------------------                  Inc.)
|                             |                                       (inactive)                   (f/k/a The Energy Spring, Inc.)
|                             |                                                                  ----------------------------------
|                             |                                                                  |
|-AGL Rome Holdings, Inc.     |-Georgia Gas Company                                              |-TES, Inc. (inactive)
|                             |     (inactive)                                                   |
|-Georgia Engine Sales and    |-Peachtree Pipeline Company                                       |-SouthStar Energy Services LLC
|  Service Co. (inactive)           (inactive)                                                      (member interest held by GNGC)
|
|-AGL Macon Holdings, Inc.
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                                                        AGL Resources Inc.
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
         |                         |                                       |                                  |
Georgia Natural Gas     AGL Investments, Inc.               AGL Interstate Pipeline Company       AGL Peaking Services, Inc.
 Services, Inc.         ---------------------               -------------------------------       --------------------------
-------------------     |                                   |                                     |
    (inactive)          |-AGL Consumer Services, Inc.       |-Cumberland Gas Pipeline             |-Etowah LNG Company, L.L.C.
                        |                                      Company                               a Delaware llc
                        |-AGL Gas Marketing, Inc. (inactive)   a Delaware general partnership        (50% interest held by each of
                        |                                      (50% interest held by each of         AGL Peaking Services, Inc. and
                        |-AGL Power Services, Inc. (inactive)  AGL Interstate Pipeline               Southern Natural Gas Company)
                        |                                      Company and TransCumberland           (inactive)
                        |-Georgia Energy Company (inactive)    Pipeline Company) (inactive)
                        |
                        |-Trustees Investments, Inc.
                        |
                        |-AGL Energy Wise Services, Inc. (inactive)
                        |
                        |-Utilipro, Inc.
                        |  |
                        |  |-Utilipro International, Inc. (inactive)
                        |     |
                        |     |-Utilipro Canada Company (inactive)
                        |
                        |-AGL Propane Services, Inc. (DE)
                        |  (holds a limited partnership interest in US Propane LP)
                        |
                        |-AGL Energy Corporation (DE)
                        |  (holds stock in US Propane LLC, the general partner of US Propane LP)
                        |
                        |-AGL Networks, LLC (DE)
                        |

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                                                        AGL Resources Inc.
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
           |                                 |                                    |                              |
Chattanooga Gas Company       Virginia Natural Gas, Inc. (VA)       AGL Capital Corporation (NV)       AGL Services Company
-----------------------       -------------------------------       ----------------------------       --------------------
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